--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                    May 31, 2001

Dear Shareholder:

      The semi-annual period was marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Economic weakness intensified as Gross Domestic Product ("GDP") growth slowed to a pace of 2% from 3% over the six-month period. The U.S. slowdown was primarily driven by a near collapse in corporate spending and expansion as profits declined, as well as a significant reduction of inventories. In the first quarter of 2001, the U.S. Treasury yield curve steepening of 100 basis points between 2-year and 30-year Treasuries dominated performance in the fixed income market as the Fed eased the discount rate 150 basis points over the quarter and then an additional 50 basis points in April 2001 to 4.50%.

      Despite the aggressive Fed easing of interest rates due to concerns that economic activity may continue to be "unacceptably weak," all high quality spread sectors outperformed Treasuries over the period.

      Since March 2000, there has been an equity market decline of approximately 20%. With no immediate stimulus, this decline will place significant reliance on monetary policy. Looking forward, we believe the revival of profit growth and continued robust spending rates by consumers in the face of a negative savings rate may require a Fed funds rate of 3.5% to 4.0%. A Fed that can move aggressively as inflationary expectations move down should continue to foster increased risk tolerances in the market. While the direct beneficiaries of declining inflation and Treasury surpluses should be short and intermediate Treasuries, the longer-term beneficiary should be the long-end of the Treasury market, particularly 15-year to 20-year Treasuries. We believe investors will more readily embrace high quality spread assets as substitutes for intermediate Treasuries in the future. We also believe that the GDP growth rate will remain far below the 5.0% of 2000, as consumers spend less and save more.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

/s/ LAURENCE D. FINK                         /s/ RALPH L. SCHLOSSTEIN
--------------------                         ------------------------
Laurence D. Fink                             Ralph L. Schlosstein
Chairman                                     President

                                                                    May 31, 2001

Dear Shareholder:
     We are pleased to present the unaudited semi-annual report for The BlackRock Investment Quality Municipal Trust Inc. ("the Trust") for the six months ended April 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN." The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and nav over the past six months:

                                 ---------------------------------------------------------------------
                                  4/30/01       10/31/00       CHANGE          HIGH            LOW
------------------------------------------------------------------------------------------------------
  STOCK PRICE                     $13.38         $12.125          10.35%      $13.875       $11.8125
------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)           $14.58         $14.30            1.96%      $14.97        $14.24
------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the first part of the period. This economic weakness intensified in the beginning of 2001 as GDP growth slowed over the six-month period to 2% from 3%. Increasing pressure on corporate profits restrained investment spending, subsequently reducing the demand for capital goods and output. Despite eroding consumer confidence, slower economic growth, mounting layoffs, and the reduction of over $5 trillion of wealth from the decline of the equity markets from their early year 2000 highs, the consumer remains relatively resilient. According to the minutes of the April 18, 2001 Federal Open Market Committee meeting, "Capital investment has continued to soften and the persistent erosion in current and expected profitability, in combination with rising uncertainty about the business outlook, seems poised to dampen capital spending going forward. This potential restraint, together with the possible effects of earlier reductions in equity wealth on consumption and the risk of slower growth abroad, threatens to keep the pace of economic activity unacceptably weak." Over the period, the Federal Reserve aggressively lowered the discount rate by a total of 2.00% to bring the current discount rate to 4.50%. Additionally, at the May meeting, the Fed cut rates by 50 basis points for the fifth time this year.

     U.S. Treasury yields began to regain their characteristic slopes in the beginning of the period after nearly a year of inversion caused by $30 billion of Treasury buybacks and multiple Federal Reserve tightenings. The 2-year Treasury note rallied in response to a slumping economy and a volatile equity market. The markets have been further supported by Fed actions, which cut rates by 50 basis points on four occasions over the period. The yield curve at the end of the period reflected expectations of another 100 basis points of easing by September. As of April 30, 2001, the 10-year Treasury was yielding 5.34% versus 5.75% on October 31, 2000.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ending April 30, 2001, returning 7.27% (as measured by the LEHMAN MUNICIPAL INDEX at a tax bracket of 39.6%) versus the LEHMAN AGGREGATE INDEX'S 6.22%. Throughout this period, municipals performed in line with spread products and Treasuries. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments. In a dramatic reversal from most of 2000, the semi-annual period finally saw municipal mutual fund portfolios experience positive cash flows. The retail market took a renewed interest in municipals driven primarily by the turmoil experienced in equities, while institutional demand for municipal securities increased as investors looked for attractive after tax yields vs. Treasuries without the inherent credit risk associated with corporate bonds. As a result of falling interest rates during the second half of the period, new issue supply rose substantially above last year's pace.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the period, the Trust's leverage amount was 37% of total assets.

     Municipals outperformed most spread products on a tax-adjusted basis during the period, except on the short-end of the yield curve. The curve steepened over the period and the 20-year to 25-year part of the curve remains very steep on a historical basis. We remain overweight in premium coupon securities in an effort to avoid market discount problems. Premium coupon securities offer better price performance during periods of falling interest rates, and similar performance to discounts when interest rates rise. Retail demand improved at the end of the period, primarily for bonds 15-years or longer.

     The following charts compare the Trust's current and October 31, 2000 asset composition and credit quality allocations:

          ----------------------------------------------------------------------
                                SECTOR BREAKDOWN
          ----------------------------------------------------------------------
          SECTOR                            APRIL 30, 2001     OCTOBER 31, 2000
          ----------------------------------------------------------------------
          Transportation                          18%                  20%
          ----------------------------------------------------------------------
          Industrial & Pollution Control          13%                  11%
          ----------------------------------------------------------------------
          University/School                       13%                  13%
          ----------------------------------------------------------------------
          Hospital                                12%                  12%
          ----------------------------------------------------------------------
          City, County & State                    11%                  11%
          ----------------------------------------------------------------------
          Housing                                  9%                   9%
          ----------------------------------------------------------------------
          Power                                    7%                   8%
          ----------------------------------------------------------------------
          Lease Revenue                            5%                   5%
          ----------------------------------------------------------------------
          Tax Revenue                              4%                   4%
          ----------------------------------------------------------------------
          Other                                    3%                   3%
          ----------------------------------------------------------------------
          Special District                         2%                   2%
          ----------------------------------------------------------------------
          Water & Sewer                            2%                   1%
          ----------------------------------------------------------------------
          Resource Recovery                        1%                   1%
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          CREDIT RATING*                    APRIL 30, 2001     OCTOBER 31, 2000
          ----------------------------------------------------------------------
          AAA/Aaa                                 61%                  58%
          ----------------------------------------------------------------------
          AA/Aa                                   12%                  11%
          ----------------------------------------------------------------------
          A/A                                     16%                  19%
          ----------------------------------------------------------------------
          BBB/Baa                                 6%                    9%
          ----------------------------------------------------------------------
          BB/Ba                                   1%                   --
          ----------------------------------------------------------------------
          Not Rated                               4%                   3%
          ----------------------------------------------------------------------

----------------------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,


/s/ ROBERT S. KAPITO                     /s/ KEVIN M. KLINGERT
--------------------                     ---------------------
Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager


--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BKN
--------------------------------------------------------------------------------
  Initial Offering Date:                                     February 19, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/01:                              $13.38
  Net Asset Value as of 4/30/01:                                  $14.58
  Yield on Closing Stock Price as of 4/30/01 ($13.38)(1):           5.83%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                      $ 0.065
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                   $ 0.780
--------------------------------------------------------------------------------

----------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                                          OPTION CALL       VALUE
RATING*   (000)                             DESCRIPTION                                   PROVISIONS+     (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS--157.4%
                      ALABAMA--6.0%
AAA     $14,000       University of Alabama Hosp. Rev., Ser. A, 5.875%, 9/01/31, MBIA .... 9/10 @ 101   $ 14,491,260
                                                                                                        ------------

                      ALASKA--5.0%
AAA      12,000       Alaska St. Hsg. Fin. Corp. Rev., Ser. A, 5.875%, 12/01/24, MBIA .... 12/05 @ 102    12,185,400
                                                                                                        ------------

                      CALIFORNIA--13.2%
Aa2       1,220       California Hsg. Fin. Agcy. Rev., Home Mtg., Ser. C, 5.65%, 8/01/14 . 2/04 @ 102      1,254,062
Aa2       5,770       California St. G.O., 5.625%, 5/01/18 ............................... 5/10 @ 101      5,875,418
AAA      15,460       Los Angeles Cnty. Asset Leasing Corp. Rev., 5.95%, 12/01/07, AMBAC  No Opt. Call    17,074,488
                      University of California Rev., Research Fac., Ser. B,
Aaa       2,000++      6.10%, 9/01/03 ....................................................     N/A         2,160,040
Aaa       3,305++      6.20%, 9/01/03 ....................................................     N/A         3,576,803
Aaa       2,000++      6.25%, 9/01/03 ....................................................     N/A         2,166,700
                                                                                                        ------------
                                                                                                          32,107,511
                                                                                                        ------------

                      COLORADO--11.4%
AAA       3,100       Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E,
                       Zero Coupon, 8/31/04 ..............................................    ETM          2,726,078
                      Denver City & Cnty. Arpt. Rev.,
A         3,000        Ser. C, 6.50%, 11/15/06 ........................................... 11/02 @ 102     3,152,610
A         1,120        Ser. C, 6.65%, 11/15/05 ........................................... 11/02 @ 102     1,181,163
Aaa       3,705++      Ser. D, 7.00%, 11/15/01 ...........................................     N/A         3,777,211
A        14,085        Ser. D, 7.00%, 11/15/25 ........................................... 11/01 @ 100    14,248,104
AAA       2,250++     E-470 Pub. Hwy. Auth. Rev., Ser. B, 6.90%, 8/31/05 .................     N/A         2,582,145
                                                                                                        ------------
                                                                                                          27,667,311
                                                                                                        ------------

                      CONNECTICUT--1.1%
Baa3      3,000       Mashantucket Western Pequot Tribe, Spl. Rev., Ser. A,
                       5.50%, 9/01/28** .................................................. 9/09 @ 101      2,765,490
                                                                                                        ------------

                      DELAWARE--3.0%
NR        7,000       Charter Mac Equity Issuer Trust, Ser. B, 7.60%, 11/30/10** .........No Opt. Call     7,343,630
                                                                                                        ------------

                     DISTRICT OF COLUMBIA--0.8%
                      District of Columbia G.O., Ser. E, CAPMAC, ........................
AAA          70++      6.00%, 6/01/03 ....................................................     N/A            74,734
AAA       1,830        6.00%, 6/01/09 .................................................... 6/03 @ 102      1,916,797
                                                                                                        ------------
                                                                                                           1,991,531
                                                                                                        ------------

                      FLORIDA--3.4%
AAA       1,680       Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg., Ser. 1994-A, .......
                       6.55%, 7/01/14, GNMA .............................................. 1/05 @ 102      1,766,873
NR        5,000       Hillsborough Cnty. Ind. Dev. Auth. Fac. Rev., National Gypsum,
                       Ser. A, 7.125%, 4/01/30 ........................................... 4/10 @ 101      2,987,400
BB+       4,000       Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28 ................... 7/06 @ 102      3,487,760
                                                                                                        ------------
                                                                                                           8,242,033
                                                                                                        ------------


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                                          OPTION CALL       VALUE
RATING*   (000)                             DESCRIPTION                                   PROVISIONS+     (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                      HAWAII--1.1%
AAA     $ 2,500       Hawaii St. Dept. Budget & Fin. Spl. Purp. Rev., Hawaiian Elec. Co.
                       Inc., Ser. D, 6.15%, 1/01/20, AMBAC ............................... 1/09 @ 101   $  2,662,400
                                                                                                        ------------

                      ILLINOIS--12.6%
AAA      10,000       Chicago Brd. of Edl., Chicago Sch. Reform, 5.75%, 12/01/27, AMBAC ..12/07 @ 102     10,294,000
AAA       5,000       Chicago Pub. Bldg. Rev., Ser. A, 7.00%, 1/01/20, MBIA ..............    ETM          6,006,150
AAA       5,050       Chicago Wtr. Rev., 5.25%, 11/01/23, FGIC ...........................11/07 @ 102      4,900,873
                      Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
AAA       4,000++      5.45%, 7/01/05 ....................................................    N/A          4,177,520
AAA       5,000++      5.70%, 7/01/05 ....................................................    N/A          5,253,000
                                                                                                        ------------
                                                                                                          30,631,543
                                                                                                        ------------

                      INDIANA--3.3%
BBB       7,595       Indianapolis Arpt. Auth. Rev., Spl. Fac. Fed. Express Corp. Proj.,
                       7.10%, 1/15/17 .................................................... 7/04 @ 102      8,023,434
                                                                                                        ------------

                      KENTUCKY--8.4%
AAA      16,465       Kentucky Econ. Dev. Fin. Sys., Norton Hlth. Care Inc., Ser. B,
                       Zero Coupon, 10/01/23, MBIA .......................................No Opt. Call     4,511,410
AAA      15,000++     Kentucky St. Tpke. Auth., Econ. Dev. Road Rev., 5.75%, 7/01/03,
                       AMBAC .............................................................    N/A         15,974,100
                                                                                                        ------------
                                                                                                          20,485,510
                                                                                                        ------------

                      LOUISIANA--8.3%
AAA      14,400++     Louisiana Pub. Fac. Auth. Hosp. Rev., Our Lady of the Lake Regl.
                       Med. Ctr., 5.90%, 12/01/03, FSA ...................................    N/A         15,489,216
AAA       4,640       New Orleans Pub. Impt. G.O., 5.875%, 11/01/29, FSA .................11/09 @ 100      4,843,835
                                                                                                        ------------
                                                                                                          20,333,051
                                                                                                        ------------

                      MARYLAND--6.9%
Aa2       8,920       Maryland St. Dept. Hsg. & Cmnty. Dev. Admin., Sngl. Fam. Prog.,
                       Ser. 2, 6.55%, 4/01/26 ............................................4/05 @ 102       9,241,209
NR        4,000       MuniMae Te Bond Subsidiary LLC, Ser. B, , 7.75%, 11/01/10** ........No Opt. Call     4,208,360
AAA       3,175       Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery Cnty.
                       Res. Rec. Proj., Ser. A, 6.30%, 7/01/16, MBIA ..................... 7/03 @ 102      3,322,701
                                                                                                        ------------
                                                                                                          16,772,270
                                                                                                        ------------

                      MASSACHUSETTS--1.2%
AAA       3,000       Massachusetts St. Hlth. & Edl. Fac. Auth. Rev., Hallmark Hlth.
                       Sys., Ser. A, 5.00%, 7/01/21, FSA .................................7/08 @ 101       2,814,630
                                                                                                        ------------

                      MICHIGAN--0.8%
AAA       2,000       River Rouge Sch. Dist., 5.625%, 5/01/22, FSA .......................5/03 @ 101.5     2,045,280
                                                                                                        ------------

                      MISSOURI--1.6%
                      LAKE OF THE OZARKS CMNTY. BRDG. CORP., BRDG. SYS. REV.,
BBB-      2,000        5.25%, 12/01/14 ...................................................12/08 @ 102      1,830,800
BBB-      2,500        5.25%, 12/01/26 ...................................................12/08 @ 102      2,162,225
                                                                                                        ------------
                                                                                                           3,993,025
                                                                                                        ------------

                      NEVADA--1.6%
AAA       3,750       Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev.,
                       Ser. B, 5.80%, 7/01/09, MBIA ...................................... 7/03 @ 102      3,927,488
                                                                                                        ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                                            OPTION CALL       VALUE
RATING*   (000)                             DESCRIPTION                                     PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
                     NEW JERSEY--3.9%
AAA    $ 2,000       Delaware River Port Auth. PA & NJ Port Dist. Proj., Ser. B,
                       5.70%, 1/01/22, FSA ...............................................   1/10 @ 100   $  2,055,120
AA       7,000       New Jersey St. Transp. Trust Fund Auth. Rev., Transp. Sys., Ser. A,
                       6.00%, 6/15/19 ....................................................   6/10 @ 100      7,498,330
                                                                                                          ------------
                                                                                                             9,553,450
                                                                                                          ------------

                     NEW MEXICO--0.8%
AAA      1,945       Farmington P.C.R., So. CA. Edison Co., Ser. A, 5.875%, 6/01/23,
                       MBIA ..............................................................   6/03 @ 102      1,980,146
                                                                                                          ------------
                     NEW YORK--17.8%
                     New York City G.O.,
A+       4,140         Ser. A, 6.00%, 8/01/05 ............................................  No Opt. Call     4,464,866
A+       7,000         Ser. E, 6.50%, 2/15/06 ............................................  No Opt. Call     7,720,090
Aaa      7,000++       Ser. H, 7.20%, 2/01/02 ............................................      N/A          7,319,760
                     New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term.
                       One Group Assoc. Proj.,
A-       4,000         6.00%, 1/01/08 ....................................................   1/04 @ 102      4,206,240
A-       1,000         6.00%, 1/01/15 ....................................................   1/04 @ 102      1,026,830
AA+     10,000       New York City Transitional Fin. Auth. Rev., Ser. B, 6.00%, 11/15/21 .   5/10 @ 101     10,831,800
                     New York St. Dorm. Auth. Rev., Univ. of Rochester, MBIA,
AAA      1,865         Ser. A, Zero Coupon, 7/01/21 ......................................   7/10 @ 101      1,135,468
AAA      2,030         Ser. A, Zero Coupon, 7/01/23 ......................................   7/10 @ 101      1,232,859
AAA      3,000++     New York St. Dorm. Auth. Rev., St. Univ. Edl. Fac., Ser. B, 6.10%,
                       5/15/04 ...........................................................      N/A          3,274,770
A        1,955       New York St. Hsg. Fin. Agcy., Hlth. Fac. of New York City, Ser. A,
                       6.375%, 11/01/04 ..................................................  No Opt. Call     2,091,205
                                                                                                          ------------
                                                                                                            43,303,888
                                                                                                          ------------

                     NORTH CAROLINA--2.3%
AAA      5,000       North Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B,
                       7.00%, 1/01/08, CAPMAC ............................................  No Opt. Call     5,690,800
                                                                                                          ------------

                     OHIO--0.2%
NR         450       Cleveland Cuyahoga Cnty. Port Auth. Rev., Port Dev. Proj., 6.00%,
                       3/01/07 ...........................................................  No Opt. Call       449,267
                                                                                                          ------------

                     OREGON--2.2%
BBB-     5,600         KLAMATH FALLS ELEC. REV., SR. LIEN-KLAMATH COGEN, 5.50%, 1/01/07 ..  NO OPT. CALL     5,444,936
                                                                                                          ------------
                     PENNSYLVANIA--10.8%
AAA     10,100       Lehigh Cnty. Gen. Purpose Auth. Rev., St. Lukes Hosp. Bethlehem
                       Proj., 5.50%, 11/15/13, AMBAC .....................................  11/03 @ 102     10,330,886
AAA      7,000       Montgomery Cnty. Edl. & Hlth. Care Auth., Holy Redeemer,
                       5.25%, 10/01/23, AMBAC ............................................   0/07 @ 101      6,793,360
AAA      4,000       Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev.,
                       Philadelphia Fdg. Prog.,
                       5.50%, 6/15/20, FGIC ..............................................   6/06 @ 100      4,031,960
                     Pennsylvania St. Higher Edl. Fac. Auth., Hlth. Svcs. Rev., Ser. A,
A        2,300         5.75%, 1/01/17 ....................................................   1/06 @ 101      2,279,967
A        2,750         5.875%, 1/01/15 ...................................................   1/06 @ 101      2,754,125
                                                                                                          ------------
                                                                                                            26,190,298
                                                                                                          ------------

                     RHODE ISLAND--2.2%
AA+      3,190       Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty., Ser. 15-B,
                       6.75%, 10/01/17 ...................................................   4/04 @ 102      3,337,888
AAA      2,000       Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fin., 5.50%,
                       5/15/16, MBIA .....................................................   5/07 @ 102      2,024,660

                                                                                                          ------------
                                                                                                             5,362,548
                                                                                                          ------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                                                    OPTION CALL        VALUE
RATING*   (000)                             DESCRIPTION                                             PROVISIONS+       (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     TENNESSEE--5.4%
A      $ 7,800       Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn Corp. Proj., 6.50%, 9/01/24 ....     9/04 @ 102      $  8,110,206
AAA      4,865       Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. D, 6.00%, 3/01/24, AMBAC ......     3/10 @ 101         5,090,201
                                                                                                                     ------------
                                                                                                                       13,200,407
                                                                                                                     ------------

                     TEXAS--6.6%
                     Dallas Cnty. Util. & Reclam. Dist., Ser. A, AMBAC,
AAA      6,085        Zero Coupon, 2/15/19 .....................................................   2/05 @ 44.538        2,097,074
AAA      3,800        Zero Coupon, 2/15/20 .....................................................   2/05 @ 41.799        1,235,684
BBB-     5,500       Dallas Ft. Worth Intl. Arpt. Fac. Impvt. Rev., Amer. Airlines Inc.,
                      6.375%, 5/01/35 ..........................................................    11/09 @ 101         5,370,365
AAA      6,000       Grapevine G.O., 5.875%, 8/15/24, FGIC .....................................     8/10 @ 100         6,220,080
Aa1      1,000       Texas St. Wtr. Fin. Asst. G.O., 5.75%, 8/01/22 ............................     8/10 @ 100         1,034,910
                                                                                                                     ------------
                                                                                                                       15,958,113
                                                                                                                     ------------

                     UTAH--2.5%
                     Intermountain Pwr. Agcy. Pwr. Supply Rev.,
AAA      2,810        5.00%, 7/01/13, AMBAC ....................................................         ETM            2,811,068
AAA      1,640        5.00%, 7/01/13, AMBAC ....................................................     7/01 @ 100         1,639,967
A+       1,145        Ser. 86-B, 5.00%, 7/01/16 ................................................         ETM            1,116,157
A+         655        Ser. 86-B, 5.00%, 7/01/16 ................................................     7/01 @ 100           638,501
                                                                                                                     ------------
                                                                                                                        6,205,693
                                                                                                                     ------------

                     WASHINGTON--8.8%
                     WASHINGTON ST. G.O.,
AA+      4,000        Ser. A, 5.375%, 7/01/21 ..................................................     7/06 @ 100         3,995,560
AA+      1,000        Ser. B, 6.00%, 1/01/25 ...................................................     1/10 @ 100         1,058,180
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
AAA     13,395        Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ................................     7/06 @ 102        14,296,082
AAA      2,000        Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ................................     7/03 @ 102         2,046,580
                                                                                                                     ------------
                                                                                                                       21,396,402
                                                                                                                     ------------

                     WYOMING--4.2%
A       10,000       Sweetwater Cnty. P.C.R., Idaho Pwr. Co. Proj., Ser. A, 6.05%, 7/15/26 .....     7/06 @ 102        10,231,700
                                                                                                                     ------------

                     TOTAL LONG-TERM INVESTMENTS (COST $366,756,561) ...........................                      383,450,445
                                                                                                                     ------------

                     SHORT-TERM INVESTMENTS***--0.4%
                     CALIFORNIA--0.0%
A-1+        25       California Statewide Cmnty. Dev. Auth. Rev., John Muir/ Mt. Diablo Hlth.,
                      4.20%, 5/01/01, FRDD, AMBAC ..............................................         N/A               25,000
VMIG1       84       Irvine Impvt. BD. Act of 1915, Spec. Assmt. Dist. 97-17, 4.30%,
                      5/01/01, FRDD ............................................................         N/A               84,000
                                                                                                                     ------------
                                                                                                                          109,000
                                                                                                                     ------------

                     NEW YORK--0.4%
A-1+       900       New York City Mun. Wtr. Fin. Auth. Rev., Ser. G, 4.25%, 5/01/01, FRDD, FGIC         N/A              900,000
                                                                                                                     ------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                                                    OPTION CALL        VALUE
RATING*   (000)                             DESCRIPTION                                             PROVISIONS+       (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     TEXAS--0.0%
A-1+     $  75       Harris Cnty. Hlth. Fac. Dev. Corp. Rev., 4.35%, 5/01/01, FRDD ..............        N/A         $     75,000
                                                                                                                     ------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $1,084,000) .............................                       1,084,000
                                                                                                                     ------------

                     TOTAL INVESTMENTS--157.8% (COST $367,840,561) ..............................                     384,534,445
                     Other assets in excess of liabilities--2.3% ................................                       5,672,436
                     Liquidation value of preferred stock--(60.1)% ..............................                    (146,550,000)
                                                                                                                     ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................                    $243,656,881
                                                                                                                     ============

-------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Security is exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
*** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
 ++ This bond is prerefunded. See glossary for definition.


-----------------------------------------------------------------------
                              KEY TO ABBREVIATIONS:

         AMBAC -- American Municipal Bond Assurance Corporation
        CAPMAC -- Capital Markets Assurance Company
           ETM -- Escrowed to Maturity
          FGIC -- Financial Guaranty Insurance Company
          FRDD -- Floating Rate Daily Demand
           FSA -- Financial Security Assurance
          GNMA -- Government National Mortgage Association
          G.O. -- General Obligation
          MBIA -- Municipal Bond Insurance Association
        P.C.R. -- Pollution Control Revenue
-----------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $367,840,561) (Note 1)   $384,534,445
Cash .............................................        257,633
Interest receivable ..............................      6,935,279
Receivable for investments sold ..................         65,390
Other assets .....................................         34,970
                                                     ------------
                                                      391,827,717
                                                     ------------

LIABILITIES
Dividends payable--common stock ..................      1,085,961
Dividends payable--preferred stock ...............         88,354
Offering costs payable--preferred stock ..........        158,744
Investment advisory fee payable (Note 2) .........        113,317
Administration fee payable (Note 2) ..............         48,564
Deferred directors fees (Note 1) .................         19,947
Other accrued expenses ...........................        105,949
                                                     ------------
                                                        1,620,836
                                                     ------------
NET INVESTMENT ASSETS ............................   $390,206,881
                                                     ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...........................   $    167,071
    Paid-in capital in excess of par .............    231,608,000
  Preferred stock (Note 4) .......................    146,550,000
                                                     ------------
                                                      378,325,071
  Undistributed net investment income ............        708,563
  Accumulated net realized loss ..................     (5,520,637)
  Net unrealized appreciation ....................     16,693,884
                                                     ------------
Net investment assets, April 30, 2001 ............   $390,206,881
                                                     ============
Net assets applicable to common shareholders .....   $243,656,881
                                                     ============
Net asset value per share:
  ($243,656,881 / 16,707,093 shares of
  common  stock issued and outstanding) ..........         $14.58
                                                           ======

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .........    $11,172,278
                                            -----------

Expenses
  Investment advisory ..................        682,680
  Administration .......................        292,577
  Auction agent ........................        191,500
  Custodian ............................         51,500
  Directors ............................         36,000
  Reports to shareholders ..............         29,500
  Legal ................................         15,500
  Registration .........................         15,500
  Independent accountants ..............         12,500
  Transfer agent .......................         11,500
  Miscellaneous ........................         35,183
                                            -----------
  Total expenses .......................      1,373,940
                                            -----------
Net investment income ..................      9,798,338
                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments .......        (58,690)
Net change in unrealized appreciation on
  investments ..........................      4,435,066
                                            -----------
Net gain on investments ................      4,376,376
                                            -----------
NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ..............    $14,174,714
                                            ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED    YEAR ENDED
                                                                       APRIL  30,       OCTOBER 31,
                                                                          2001             2000
                                                                    ----------------   -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ...........................................   $   9,798,338    $  18,877,184
  Net realized loss on investments ................................         (58,690)      (5,068,444)
  Net change in unrealized appreciation on investments ............       4,435,066       12,219,832
                                                                      -------------    -------------
    Net increase in net investment assets resulting from operations      14,174,714       26,028,572
                                                                      -------------    -------------

DIVIDENDS AND DISTRIBUTIONS:
  To common shareholders from net investment income ...............      (6,515,470)     (13,953,202)
  To preferred shareholders from net investment income ............      (2,851,760)      (5,841,351)
                                                                      -------------    -------------
    Total dividends and distributions .............................      (9,367,230)     (19,794,553)
                                                                      -------------    -------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from additional issuance of preferred shares .......              --       16,080,131
                                                                      -------------    -------------
    Total increase ................................................       4,807,484       22,314,150
                                                                      -------------    -------------

NET INVESTMENT ASSETS
Beginning of period ...............................................     385,399,397      363,085,247
                                                                      -------------    -------------
End of period (including undistributed net investment income
  of $708,563 and $277,455, respectively) .........................   $ 390,206,881    $ 385,399,397
                                                                      =============    =============







                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                              YEAR ENDED OCTOBER 31,
                                                            SIX MONTHS ENDED  ----------------------------------------------------
                                                             APRIL 30, 2001     2000       1999       1998       1997       1996
                                                             --------------     ----       ----       ----       ----       ----

PER COMMON SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .......................... $  14.30      $  13.95   $  15.78   $  15.32   $  14.52   $  14.18
                                                                --------      --------   --------   --------   --------   --------
  Net investment income .......................................      .59          1.13       1.09       1.08       1.08       1.09
  Net realized and unrealized gain (loss) on
    investments ...............................................      .25           .43      (1.63)       .70        .80        .34
                                                                --------      --------   --------   --------   --------   --------
Net increase (decrease) from investment operations ............      .84          1.56       (.54)      1.78       1.88       1.43
                                                                --------      --------   --------   --------   --------   --------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders .......................................     (.39)         (.83)      (.86)      (.81)      (.78)      (.79)
    Preferred shareholders ....................................     (.17)         (.35)      (.24)      (.24)      (.27)      (.28)
  Distributions from net realized gain on investments to:
    Common shareholders .......................................     --            --         (.15)      (.20)      (.02)      (.01)
    Preferred shareholders ....................................     --            --         (.04)      (.07)      (.01)      (.01)
                                                                --------      --------   --------   --------   --------   --------
TOTAL DIVIDENDS AND DISTRIBUTIONS .............................    (0.56)        (1.18)     (1.29)     (1.32)     (1.08)     (1.09)
                                                                --------      --------   --------   --------   --------   --------
Capital change with respect to issuance of preferred shares ...     --            (.03)      --         --         --         --
                                                                --------      --------   --------   --------   --------   --------
Net asset value, end of period* ............................... $  14.58      $  14.30   $  13.95   $  15.78   $  15.32   $  14.52
                                                                ========      ========   ========   ========   ========   ========
Market value, end of period* .................................. $  13.38      $  12.13   $  13.13   $  15.44   $  13.38   $  12.44
                                                                ========      ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN+ ......................................    13.67%        (1.27)%    (9.03)%    23.81%     14.39%     10.41%
                                                                ========      ========   ========   ========   ========   ========

RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS++:
Expenses ......................................................     1.12%+++      1.20%      1.05%      1.04%      1.07%      1.12%
Net investment income before preferred stock dividends ........     8.04%+++      8.18%      7.21%      6.95%      7.42%      7.57%
Preferred stock dividends .....................................     2.34%+++      2.53%      1.60%      1.53%      1.88%      1.97%
Net investment income available to common shareholders ........     5.70%+++      5.65%      5.61%      5.42%      5.54%      5.60

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...... $245,708      $230,746   $252,536   $259,280   $243,947   $238,540
Portfolio turnover ............................................        0%           35%        26%        46%       160%       164%
Net assets of common shareholders, end of period (in thousands) $243,657      $238,849   $233,085   $263,590   $255,926   $242,547
Preferred stock outstanding (in thousands) .................... $146,550      $146,550   $130,000   $130,000   $130,000   $130,000
Asset coverage per share of preferred stock, end of period .... $ 66,565      $ 65,745   $ 69,824   $ 75,690   $ 74,241   $ 71,644

-----------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods less than one full year are not annualized.
 ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

   The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on November 19, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return for the Directors as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing discounts on debt securities effective November 1, 2001. Prior to this date, the Trust amortized premiums and original issue discount on debt securities but did not amortize market discount. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change is anticipated to have an immaterial effect on the financial statements and will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held as of October 31, 2001.

NOTE 2. AGREEMENTS

   The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with

Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets, subject to a minimum monthly fee of $12,500.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

     Sales of investment securities, other than short-term investments for the period ended April 30, 2001 aggregated $1,174,410. There were no purchases, other than short-term investments, during the period ended April 30, 2001.

   The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 2001, the Trust held 6% of its net assets in securities restricted as to resale.

   The Federal income tax basis of the Trust's investments at April 30, 2001 was $367,921,783, and accordingly, net unrealized appreciation was $16,612,662 (gross unrealized appreciation--$19,999,556, gross unrealized depreciation-- $3,386,894).

   For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2000 of approximately $5,381,000 of which $312,000 will expire in 2007 and $5,069,000 will expire in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

   There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 16,707,093 common shares outstanding at April 30, 2001, the Advisor owned 7,205 shares. As of April 30, 2001, there were 5,862 shares of preferred stock outstanding as follows: Series T7--3,262 and Series T28--2,600, which includes 662 shares of series T7 issued on March 10, 2000.

   On March 10, 2000, the Trust reclassified 662 shares of common stock and issued an additional 662 shares of Series T7 preferred stock. The additional shares issued have identical rights and features of the existing Series T7 preferred stock. Estimated offering cost of $304,369 and underwriting discount of $165,500 have been charged to paid-in capital in excess of par of the common shares.

   Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.90% to 5.10% during the period ended April 30, 2001.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS AND DISTRIBUTIONS

   Subsequent to April 30, 2001, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.065 per common share payable June 1, 2001, to shareholders of record on May 15, 2001.

   For the period May 1, 2001 to May 31, 2001, dividends declared on Preferred Stock totalled $411,085 in aggregate for the two outstanding preferred stock series.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

   The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of The Trust. All correspondence concerning the Plan should be directed to the Plan Agent at
(800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in The Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held on May 24, 2001 to vote on the following matter:

     To elect three Directors as follows:

          DIRECTOR:                            CLASS       TERM       EXPIRING
          --------                             -----       -----      --------
          Frank J. Fabozzi ...............      II        3 years       2004
          Walter F. Mondale ..............      II        3 years       2004
          Ralph L. Schlosstein ...........      II        3 years       2004

          Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink and James Clayburn La Force, Jr.

     Shareholders elected the three Directors. The results of the voting were as follows:

                                         Votes For*  Votes Against* Abstentions*
                                         ---------   -------------  -----------
     Frank J. Fabozzi .................      5,650        --                 18
     Walter F. Mondale ................ 14,919,675        --            298,804
     Ralph L. Schlosstein ............. 14,979,178        --            239,301

-------------
* The votes represent common and preferred shareholders voting as a single class.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $202 billion of assets under management as of March 31, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of The Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value maybe more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders   may  have  all  dividends  and
                                   distributions of capital gains automatically reinvested into additional shares of a fund.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on
                                   Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:                 These securities are  collateralized  by U.S.
                                   Government   securities  which  are  held  in
                                   escrow and are used to pay principal and interest on the tax-exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                            THE BLACKROCK
Ralph L. Schlosstein, PRESIDENT                     INVESTMENT QUALITY
Keith T. Anderson, VICE PRESIDENT                   MUNICIPAL TRUST INC.
Michael C. Huebsch, VICE PRESIDENT                  ====================
Robert S. Kapito, VICE PRESIDENT                    SEMI-ANNUAL REPORT
Kevin Klingert, VICE PRESIDENT                      APRIL 30, 2001
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying  financial  statements
as of April 30, 2001 were not audited and accordingly, no opinion is expressed on them.

   This   report   is   for    shareholder
information. This is not a prospectus intended for use in the purchase or sale of any securities.

     THE BLACKROCK INVESTMENT QUALITY
           MUNICIPAL TRUST INC.
    c/o Princeton Administrators, L.P.
               P.O. Box 9095
         Princeton, NJ 08543-9095
              (800) 543-6217

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